Earnings per Share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per Share

15. Earnings per Share

Basic earnings per share (EPS) is calculated by dividing into the profit attributable to equity holders of the parent by the weighted average number of common shares issued net of the treasury shares held by the Group and the vested awards under the 2012-2021 incentive plan (as of December 31, 2020).

As of December 31, 2022 and 2021 the weighted average number of shares for diluted earnings per share was increased to take into consideration the theoretical effect of potential ordinary shares that would be assigned to the beneficiaries based on the Group’s equity incentive plans (see Note 30 for further details on the share-based incentive plans). There is no dilution impact as of December 31, 2020 resulting in basic and diluted earnings per share being the same.

The Shareholder’s meetings held on March 4, 2021 and on July 1, 2021 approved respectively, two different share splits. The number of ordinary shares outstanding has been retrospectively adjusted as if such events had occurred at the beginning of the earliest period presented.

The following table reflects the income and share data used in the basic and diluted EPS calculation:

	At December 31,	At December 31,	At December 31,
	2022	2021	2020
	(EUR thousand)

Profit attributable to ordinary equity holders of the parent	142,849	134,321	78,513

Weighted average number of ordinary shares for basic EPS	264,699,481	252,670,872	240,501,960
Weighted average number of ordinary shares adjusted for the effect of dilution	264,701,062	252,690,321	240,501,960

	2022	2021	2020
Basic earnings per common share (in EUR)	0.54	0.53	0.33
Diluted earnings per common share (in EUR)	0.54	0.53	0.33